UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2005
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

300 Concord Plaza Drive	78216-6999
San Antonio, Texas	(Zip Code)
(Address of principal executive
offices)
(210)828-8484
(Registrant’s telephone
number, including area code)
Not Applicable
(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On November 16, 2005, Tesoro Corporation (the “Company”) announced in a press release that, in connection with the previously announced cash tender offers and consent solicitations for its $211 million principal amount outstanding of 9 5/8% Senior Subordinated Notes due 2008 (the “2008 Subordinated Notes”), $429 million principal amount outstanding of 9 5/8% Senior Subordinated Notes due 2012 (the “2012 Subordinated Notes”) and $375 million principal amount outstanding of 8% Senior Secured Notes due 2008 (the “2008 Secured Notes” and, together with the 2008 Subordinated Notes and the 2012 Subordinated Notes, the “Notes”), it has received the requisite consents to amend the indentures governing each series of Notes. In addition, the Company currently intends to optionally redeem on December 16, 2005, in accordance with the terms of the indenture governing the 2008 Subordinated Notes, all 2008 Subordinated Notes that remain outstanding at that time, at the applicable redemption price of 104.813% of the principal amount thereof, plus accrued and unpaid interest to that date. This statement of intent shall not constitute a notice of redemption under the indenture governing the 2008 Subordinated Notes. Such notice, if made, will only be made in accordance with the applicable provision of the indenture governing the 2008 Subordinated Notes. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Company also announced in a second press release on November 16, 2005 the closing of its offering of $450 million in aggregate principal amount of its 6 1/4% Senior Notes due 2012 and $450 million in aggregate principal amount of its 6 5/8% Senior Notes due 2015, each issued pursuant to a private placement and expected to be resold by the initial purchasers under Rule 144A and Regulation S under the Securities Act of 1933. Neither the 6 1/4% Senior Notes due 2012 nor the 6 5/8% Senior Notes due 2015 have been registered under the Securities Act of 1933 and neither may be offered or sold in the United States, absent registration or an applicable exemption from such registration requirements. On November 16, 2005, Tesoro used the net proceeds from such offering, together with cash on hand, to purchase the notes tendered on or prior to 5:00 p.m., New York City time, on November 14, 2005 (the “Consent Date”), in connection with the previously announced cash tender offers and consent solicitations for its 2008 Subordinated Notes, 2012 Subordinated Notes and 2008 Secured Notes. The press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.
99.1	Press release issued on November 16, 2005 by Tesoro Corporation.

99.2	Press release issued on November 16, 2005 by Tesoro Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 16, 2005

TESORO CORPORATION
By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Vice President, Finance and Treasurer

Index to Exhibits

Exhibit Number	Description

99.1	Press release issued on November 16, 2005 by Tesoro Corporation.
99.2	Press release issued on November 16, 2005 by Tesoro Corporation.

4